================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 2005

                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
            (Exact name of registrants as specified in their charter)

                                    DELAWARE

                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)

        333-77499                                       43-1843179
      333-77499-01                                      43-1843177
(Commission File Number)                 (I.R.S. Employer Identification Number)

                             12405 POWERSCOURT DRIVE
                            ST. LOUIS, MISSOURI 63131
           (Address of principal executive offices including zip code)

                                 (314) 965-0555
              (Registrants' telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On September 28, 2005, Charter Communications, Inc. ("Charter"), the indirect parent company and manager of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, announced the closing of the offers of its subsidiaries CCH I, LLC ("CCH I") and CCH I Holdings, LLC ("CIH") to exchange certain of the outstanding debt securities of Charter Communications Holdings, LLC ("Charter Holdings") in a private placement for new debt securities as described in Item 8.01. "Other Events" and in the attached Exhibits 99.1 and 99.2.

CCH I HOLDINGS, LLC NOTES

In September 2005, CIH and CCH I Holdings Capital Corp. jointly issued $2.5 billion total principal amount of 9.92% to 13.50% senior accreting notes due 2014 and 2015 in exchange for an aggregate amount of $2.4 billion of Charter Holdings notes due 2011 and 2012, spread over six series of notes and with varying interest rates as set forth in the succeeding sentence. The notes are guaranteed by Charter Holdings and are governed by the Indenture dated as of September 28, 2005 among CCH I Holdings, LLC and CCH I Holdings Capital Corp., as Issuers and Charter Communications Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust Company, NA, as Trustee, governing: 11.125% Senior Accreting Notes due 2014, 9.920% Senior Accreting Notes due 2014, 10.000% Senior Accreting Notes due 2014, 11.75% Senior Accreting Notes due 2014, 13.50% Senior Accreting Notes due 2014, 12.125% Senior Accreting Notes due 2015, and filed herewith as Exhibit 10.1.

The CIH notes are senior debt obligations of CIH and CCH I Holdings Capital Corp. They rank equally with all other current and future unsecured, unsubordinated obligations of CIH and CCH I Holdings Capital Corp. The CIH notes are structurally subordinated to all obligations of subsidiaries of CIH, including the CCH I notes, the CCH II notes, the CCO Holdings notes, the Renaissance notes and the Charter Operating notes.

The CIH notes may not be redeemed at the option of the issuers until September 30, 2007. On or after such date, the CIH notes may be redeemed in accordance with the following table.

NOTE SERIES              REDEMPTION DATES             PERCENTAGE OF PRINCIPAL
-----------              ----------------             -----------------------
11.125%       September 30, 2007 - January 14, 2008         103.708%
              January 15, 2008 - January 14, 2009           101.854%
              Thereafter                                      100.0%

9.92%         September 30, 2007 - Thereafter                 100.0%

10.0%         September 30, 2007 - May 14, 2008             103.333%
              May 15, 2008 - May 14, 2009                   101.667%
              Thereafter                                      100.0%

11.75%        September 30, 2007 - May 14, 2008             103.917%
              May 15, 2008 - May 14, 2009                   101.958%
              Thereafter                                      100.0%

13.5%         September 30, 2007 - January 14, 2008           104.5%
              January 15, 2008 - January 14, 2009            102.25%
              Thereafter                                      100.0%

12.125%       September 30, 2007 - January 14, 2008         106.063%
              January 15, 2008 - January 14, 2009           104.042%
              January 15, 2009 - January 14, 2010           102.021%
              Thereafter                                      100.0%

In the event that a specified change of control event happens, CIH and CCH I Holdings Capital Corp. must offer to repurchase any outstanding notes at a price equal to the sum of the accreted value of the notes plus accrued and unpaid interest plus a premium that varies over time.

The indenture governing the CIH notes contains restrictive covenants similar to those contained in the indenture governing the Charter Holdings notes with the following exceptions:

     - The debt incurrence covenant permits up to 9.75 billion (rather than 3.5 billion) of debt under credit facilities (less the amount of net proceeds of asset sales applied to repay such debt as required by the asset sale covenant).

     - CIH and its restricted subsidiaries are generally permitted to pay dividends on equity interests, repurchase interests, or make other specified restricted payments only if, after giving pro forma effect to the transaction, the CIH Leverage Ratio would be below 8.75 to 1.0 and if no default exists or would exist as a consequence of such incurrence. If those conditions are met, restricted payments in a total amount of up to the sum of (1) the greater of (a) $500 million or (b) 100% of CIH consolidated EBITDA, as defined, minus 1.2 times its consolidated interest expense, plus (2) 100% of new cash and non-cash equity proceeds received by CIH and not allocated to the debt incurrence covenant or to permitted investments, all cumulatively from March 1999, the date of the first Charter Holdings indenture.

     - Instead of the $150 million and $50 million permitted investment baskets, there is a $750 million permitted investment basket.

CCH I, LLC NOTES

In September 2005, CCH I and CCH I Capital Corp. jointly issued $3.5 billion total principal amount of 11% senior secured notes due October 2015 in exchange for an aggregate amount of $4.2 billion of certain Charter Holdings notes. The notes are guaranteed by Charter Holdings and are secured by a pledge of 100% of the equity interest of CCH I's wholly owned direct subsidiary, CCH II. Such pledge is subject to significant limitations. The pledge agreement is filed herewith as Exhibit 10.15. Interest on the CCH I notes accrues at 11% per annum and is payable semi-annually in arrears on each April 1 and October 1, commencing on April 1, 2006. The notes are governed by the Indenture dated as of September 28, 2005 among CCH I, LLC and CCH I Capital Corp., as Issuers, Charter Communications Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust Company, NA, as Trustee, governing 11.00% Senior Secured Notes due 2015 and filed herewith as Exhibit 10.2.

The CCH I notes are senior debt obligations of CCH I and CCH I Capital Corp. To the extent of the value of the collateral, they rank senior to all of CCH I's future unsecured senior indebtedness. The CCH I notes are structurally subordinated to all obligations of subsidiaries of CCH I, including the CCH II notes, CCO Holdings notes, the Renaissance notes and the Charter Operating notes. CCH I and CCH I Capital Corp. may, prior to October 1, 2008 in the event of a qualified equity offering providing sufficient proceeds, redeem up to 35% of the aggregate principal amount of the CCH I notes at a redemption price of 111% of the principal amount plus accrued interest. Aside from this provision, CCH I and CCH I Capital Corp. may not redeem at their option any of the notes prior to October 1, 2010. On or after October 1, 2010, CCH I and CCH I Capital Corp. may redeem, in whole or in part, CCH I notes at the applicable prices (expressed as percentages of principal amount) listed below, plus accrued and unpaid interest if redeemed during the twelve month period beginning on October 1 of the years listed below.

YEAR   PERCENTAGE
----   ----------
2010     105.5%
2011    102.75%
2012   101.375%
2013     100.0%
2014     100.0%
2015     100.0%

If a change of control occurs, each holder of the CCH I notes will have the right to require the repurchase of all or any part of that holder's CCH I notes at 101% of the principal amount plus accrued and unpaid interest. The indenture governing the CCH I notes contains restrictive covenants that limit certain transactions or activities by CCH I and its restricted subsidiaries, including the covenants summarized below.

Substantially all of CCH I's direct and indirect subsidiaries are currently restricted subsidiaries. The covenant in the indenture governing the CCH I notes that restricts incurrence of debt and issuance of preferred stock permits CCH I and its subsidiaries to incur or issue specified amounts of debt or preferred stock, if, after giving pro forma affect to the incurrence or issuance, CCH I could meet a leverage ratio (ratio of consolidated debt to four times EBITDA, as defined, from the most recent fiscal quarter for which internal financial reports are available) of 7.5 to 1.0.

In addition, regardless of whether the leverage ratio could be met, so long as no default exists or would result from the incurrence or issuance, CCH I and its restricted subsidiaries are permitted to incur or issue:

     - up to $9.75 billion of debt under credit facilities (less the amount of net proceeds of asset sales applied to repay such debt as required by the asset sale covenant);

     - up to $75 million of debt incurred to finance the purchase or capital lease of new assets;

     -    up to $300 million of additional debt for any purpose; and

     - other items of indebtedness for specific purposes such as intercompany debt, refinancing of existing debt, and interest rate swaps to provide protection against fluctuation in interest rates.

The restricted subsidiaries of CCH I are generally not permitted to issue debt securities contractually subordinated to other debt of the issuing subsidiary or preferred stock, in either case in any public offering or private placement. The CCH I indenture generally permits CCH I and its restricted subsidiaries to incur debt under one category, and later reclassify that debt into another category. The Charter Operating credit facilities generally impose more restrictive limitations on incurring new debt than those in the CCH I indenture, so our subsidiaries that are subject to credit facilities are not permitted to utilize the full debt incurrence that would otherwise be available under the CCH I indenture covenants.

Generally, under the CCH I indenture:

CCH I and its restricted subsidiaries are permitted to pay dividends on equity interests, repurchase interests, or make other specified restricted payments only if CCH I can incur $1.00 of new debt under the leverage ratio test, which requires that CCH I meet a 7.5 to 1.0 leverage ratio after giving effect to the transaction, and if no default exists or would exist as a consequence of such incurrence. If those conditions are met, restricted payments are permitted in a total amount of up to 100% of CCH I's consolidated EBITDA, as defined, minus 1.3 times its consolidated interest expense, plus 100% of new cash and appraised non-cash equity proceeds received by CCH I and not allocated to certain investments, all cumulatively from September 28, 2005, plus $100 million.

In addition, CCH I and its restricted subsidiaries may make distributions or restricted payments, so long as no default exists or would be caused by the transaction:

     - to repurchase management equity interests in amounts not to exceed $10 million per fiscal year;

     - to pay, regardless of the existence of any default, pass-through tax liabilities in respect of ownership of equity interests in CCH I or its restricted subsidiaries;

     - to enable certain of its parents to pay interest on certain of their indebtedness;

     - to enable certain of its parents to purchase, redeem or refinance certain indebtedness, so long as CCH I could incur $1.00 of indebtedness under the 7.5 to 1.0 leverage ratio test referred to above; or

     - to make other specified restricted payments including merger fees up to 1.25% of the transaction value, repurchases using concurrent new issuances, and certain dividends on existing subsidiary preferred equity interests.

The indenture governing the CCH I notes restricts CCH I and its restricted subsidiaries from making investments, except specified permitted investments, or creating new unrestricted subsidiaries, if there is a default under the indenture or if CCH I could not incur $1.00 of new debt under the 7.5 to 1.0 leverage ratio test described above after giving effect to the transaction.

Permitted investments include:

     - investments by CCH I and its restricted subsidiaries in CCH I and in other restricted subsidiaries;

     - or entities that become restricted subsidiaries as a result of the investment;

     - investments aggregating up to 100% of new cash equity proceeds received by CCH I since September 28, 2005 to the extent the proceeds have not been allocated to the restricted payments covenant described above;

     -    other investments up to $750 million outstanding at any time; and

     - certain specified additional investments, such as investments in customers and suppliers in the ordinary course of business and investments received in connection with permitted asset sales.

CCH I is not permitted to grant liens on its assets other than specified permitted liens. Permitted liens include liens securing the purchase price of new assets, liens securing indebtedness up to $50 million and other specified liens. The lien covenant does not restrict liens on assets of subsidiaries of CCH I.

CCH I and CCH I Capital Corp., its co-issuer, are generally not permitted to sell all or substantially all of their assets or merge with or into other companies unless their leverage ratio after any such transaction would be no greater than their leverage ratio immediately prior to the transaction, or unless CCH I and its subsidiaries could incur $1.00 of new debt under the 7.50 to 1.0 leverage ratio test described above after giving effect to the transaction, no default exists, and the surviving entity is a U.S. entity that assumes the CCH I notes.

CCH I and its restricted subsidiaries may generally not otherwise sell assets or, in the case of restricted subsidiaries, issue equity interests, unless they receive consideration at least equal to the fair market value of the assets or equity interests, consisting of at least 75% in cash, assumption of liabilities, securities converted into cash within 60 days or productive assets. CCH I and its restricted subsidiaries are then required within 365 days after any asset sale either to commit to use the net cash proceeds over a specified threshold to acquire assets, including current assets, used or useful in their businesses or use the net cash proceeds to repay certain debt, or to offer to repurchase the CCH I notes with any remaining proceeds.

CCH I and its restricted subsidiaries may generally not engage in sale and leaseback transactions unless, at the time of the transaction, CCH I could have incurred secured indebtedness in an amount equal to the present value of the net rental payments to be made under the lease, and the sale of the assets and application of proceeds is permitted by the covenant restricting asset sales.

CCH I's restricted subsidiaries may generally not enter into restrictions on their ability to make dividends or distributions or transfer assets to CCH I on terms that are materially more restrictive than those governing their debt, lien, asset sale, lease and similar agreements existing when they entered into the indenture.

The restricted subsidiaries of CCH I are generally not permitted to guarantee or pledge assets to secure other debt of CCH I, unless the guarantying subsidiary issues a guarantee of the CCH I notes and waives any rights of reimbursement, indemnity or subrogation arising from the guarantee transaction for at least one year.

The indenture also restricts the ability of CCH I and its restricted subsidiaries to enter into certain transactions with affiliates involving consideration in excess of $15 million without a determination by the board of directors that the transaction is on terms no less favorable than arms-length, or transactions with affiliates involving over $50 million without receiving an independent opinion as to the fairness of the transaction to the holders of the CCH I notes.

In addition, as part of the transaction, Charter Holdings and another Charter subsidiary, Charter Communications Holdings Capital Corporation, entered into supplemental indentures. The supplemental indentures are described as follows and are filed as exhibits hereto:

As part of the transaction, Charter Holdings and another Charter subsidiary, Charter Communications Holdings Capital Corporation, entered into supplemental indentures. The supplemental indentures are described as follows and are filed as exhibits hereto:

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 8.625% Senior Notes due 2009, filed herewith as exhibit 10.3.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.92% Senior Notes due 2011, filed herewith as exhibit 10.4.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.00% Senior Notes due 2009, filed herewith as exhibit 10.5.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.25% Senior Notes due 2010, filed herewith as exhibit 10.6.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing

11.75% Senior Notes due 2010, filed herewith as exhibit 10.7.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.75% Senior Notes due 2009, filed herewith as exhibit 10.8.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.125% Senior Notes due 2011, filed herewith as exhibit 10.9.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 13.50% Senior Notes due 2011, filed herewith as exhibit 10.10.

Third Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 9.625% Senior Notes due 2009, filed herewith as exhibit 10.11.

Third Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 10.000% Senior Notes due 2011, filed herewith as exhibit 10.12.

First Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 11.75% Senior Notes due 2011, filed herewith as exhibit 10.13.

Second Supplemental indenture dated as of September 28, 2005 among Charter Communications Holding, LLC, Charter Communications Holdings Capital Corporation and BNY Midwest Trust Company as Trustee governing 12.125% Senior Notes due 2012, filed herewith as exhibit 10.14.

Each supplemental indenture amended the definition of "Permitted Investments" to read as follows:

"(1) any Investment by the Company in a Restricted Subsidiary thereof, or any Investment by a Restricted Subsidiary of the Company in the Company or in another Restricted Subsidiary of the Company."

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OR A REGISTRANT.

The information in Item 1.01 of this Form 8-K is hereby incorporated by reference to this Item 2.03.

ITEM 8.01. OTHER EVENTS.

On September 27, 2005, Charter Communications, Inc. ("Charter") announced the final results of the exchange offers by Charter Communications Holdings, LLC ("Charter Holdings"), CCH I, LLC ("CCH I") and CCH I Holdings, LLC ("CIH") for any and all of certain outstanding debt securities of Charter Holdings in a private placement for new debt securities of CCH I and CIH. CCH I, CIH and Charter Holdings are indirect, wholly-owned subsidiaries of Charter. On September 28, 2005, Charter announced the closing of the exchange offers and the issuance of the new debt securities.

A press release announcing the final results of the number of securities tendered is attached hereto as Exhibit 99.1.

A press release announcing the closing of the exchange offers is attached hereto as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed pursuant to Items 1.01 and 8.01:

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.1      Indenture dated as of September 28, 2005 among CCH I Holdings, LLC and
          CCH I Holdings Capital Corp., as Issuers and Charter Communications
          Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust
          Company, NA, as Trustee, governing: 11.125% Senior Accreting Notes due
          2014, 9.920% Senior Accreting Notes due 2014, 10.000% Senior Accreting
          Notes due 2014, 11.75% Senior Accreting Notes due 2014, 13.50% Senior
          Accreting Notes due 2014, 12.125% Senior Accreting Notes due 2015.
          (Incorporated by reference to Exhibit 10.1 to the current report on
          Form 8-K of Charter Communications, Inc. filed on October 4, 2005
          (File No. 000-27927)).

10.2      Indenture dated as of September 28, 2005 among CCH I, LLC and CCH I
          Capital Corp., as Issuers, Charter Communications Holdings, LLC, as
          Parent Guarantor, and The Bank of New York Trust Company, NA, as
          Trustee, governing 11.00% Senior Secured Notes due 2015. (Incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No.
          000-27927)).

10.3      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          8.625% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.3 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.4      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          9.92% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.4 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.5      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.00% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.5 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.6      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.25% Senior Notes due 2010. (Incorporated by reference to Exhibit
          10.6 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.7      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          11.75% Senior Notes due 2010. (Incorporated by reference to Exhibit
          10.7 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.8      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing10.75% Senior Notes due 2009. (Incorporated by reference to Exhibit 10.8 to the current report on Form 8-K of Charter
          Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.9      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust

          Company as Trustee governing 11.125% Senior Notes due 2011.
          (Incorporated by reference to Exhibit 10.9 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005
          (File No. 000-27927)).

10.10     First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          13.50% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.10 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.11     Third Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          9.625% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.11 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.12     Third Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.000% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.12 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.13     First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          11.75% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.13 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.14     Second Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          12.125% Senior Notes due 2012. (Incorporated by reference to Exhibit
          10.14 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.15     Pledge Agreement made by CCH I, LLC in favor of The Bank of New York
          Trust Company, NA, as Collateral Agent dated as of September 28, 2005.
          (Incorporated by reference to Exhibit 10.15 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005
          (File No. 000-27927)).

99.1 Press release dated September 27, 2005 announcing final results of private debt exchange offers. (Incorporated by reference to Exhibit
          99.1 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

99.2 Press release dated September 28, 2005 announcing closing of private debt exchange offers. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        CHARTER COMMUNICATIONS HOLDINGS, LLC
                                        Registrant

                                        By: CHARTER COMMUNICATIONS, INC.,
                                            Sole Manager


Dated: October 4, 2005                  By: Thomas J. Hearity
                                            ------------------------------------
                                        Name: Thomas J. Hearity
                                        Title: Senior Vice President, Acting
                                               General Counsel and Secretary


                                        CHARTER COMMUNICATIONS HOLDINGS
                                        CAPITAL CORPORATION
                                        Registrant


Dated: October 4, 2005                  By: Thomas J. Hearity
                                            ------------------------------------
                                        Name: Thomas J. Hearity
                                        Title: Senior Vice President, Acting
                                               General Counsel and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
10.1      Indenture dated as of September 28, 2005 among CCH I Holdings, LLC and
          CCH I Holdings Capital Corp., as Issuers and Charter Communications
          Holdings, LLC, as Parent Guarantor, and The Bank of New York Trust
          Company, NA, as Trustee, governing: 11.125% Senior Accreting Notes due
          2014, 9.920% Senior Accreting Notes due 2014, 10.000% Senior Accreting
          Notes due 2014, 11.75% Senior Accreting Notes due 2014, 13.50% Senior
          Accreting Notes due 2014, 12.125% Senior Accreting Notes due 2015.
          (Incorporated by reference to Exhibit 10.1 to the current report on
          Form 8-K of Charter Communications, Inc. filed on October 4, 2005
          (File No. 000-27927)).

10.2      Indenture dated as of September 28, 2005 among CCH I, LLC and CCH I
          Capital Corp., as Issuers, Charter Communications Holdings, LLC, as
          Parent Guarantor, and The Bank of New York Trust Company, NA, as
          Trustee, governing 11.00% Senior Secured Notes due 2015. (Incorporated by reference to Exhibit 10.2 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No.
          000-27927)).

10.3      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          8.625% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.3 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.4      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          9.92% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.4 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.5      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.00% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.5 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.6      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.25% Senior Notes due 2010. (Incorporated by reference to Exhibit
          10.6 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.7      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          11.75% Senior Notes due 2010. (Incorporated by reference to Exhibit
          10.7 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

10.8      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing10.75% Senior Notes due 2009. (Incorporated by reference to Exhibit 10.8 to the current report on Form 8-K of Charter
          Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.9      First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          11.125% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.9 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4,
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          2005 (File No. 000-27927)).

10.10     First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          13.50% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.10 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.11     Third Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          9.625% Senior Notes due 2009. (Incorporated by reference to Exhibit
          10.11 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.12     Third Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          10.000% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.12 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.13     First Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          11.75% Senior Notes due 2011. (Incorporated by reference to Exhibit
          10.13 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.14     Second Supplemental indenture dated as of September 28, 2005 among
          Charter Communications Holding, LLC, Charter Communications Holdings
          Capital Corporation and BNY Midwest Trust Company as Trustee governing
          12.125% Senior Notes due 2012. (Incorporated by reference to Exhibit
          10.14 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).

10.15     Pledge Agreement made by CCH I, LLC in favor of The Bank of New York
          Trust Company, NA, as Collateral Agent dated as of September 28, 2005.
          (Incorporated by reference to Exhibit 10.15 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005
          (File No. 000-27927)).

99.1 Press release dated September 27, 2005 announcing final results of private debt exchange offers. (Incorporated by reference to Exhibit
          99.1 to the current report on Form 8-K of Charter Communications, Inc.
          filed on October 4, 2005 (File No. 000-27927)).

99.2 Press release dated September 28, 2005 announcing closing of private debt exchange offers. (Incorporated by reference to Exhibit 99.2 to the current report on Form 8-K of Charter Communications, Inc. filed on October 4, 2005 (File No. 000-27927)).